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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): April 29, 2003

                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts                 000-27997               04-3504121
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)

                  100 E. Main Street, Westborough, MA 01581
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 6.      Not applicable.

Item 7.     Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No pro forma financial information is required to be filed with this report.

      (c)   The following exhibit is filed with this Report:

      Exhibit No.   Description
      -----------   -----------

      99.1 Press release issued by Westborough Financial Services, Inc. on April 29, 2003, furnished in accordance with
                    Item 12 of this Current Report on Form 8-K.

Item 8.     Not applicable.

Item 9.     Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On April 29, 2003, Westborough Financial Services, Inc. announced its earnings for the second quarter of the 2003 fiscal year. A copy of the press release dated April 29, 2003, describing second quarter earnings is attached as Exhibit 99.1.

Item 10-11. Not applicable.

Item 12.    Results of Operations and Financial Condition

            See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Westborough Financial Services, INc.


                                       By: /s/ John L. Casagrande
                                           --------------------------------
                                           John L. Casagrande
                                           Senior Vice President, Treasurer
                                           and Clerk

Date: April 29, 2003


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                                EXHIBIT INDEX

Exhibit                Description
-------                -----------
  99.1     Press Release dated April 29, 2003.


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